                                                                  EXHIBIT 10(II)
                   FIRST AMENDMENT TO JOINT VENTURE AGREEMENT
                                       OF
                        FUND VIII AND FUND IX ASSOCIATES


     THIS FIRST AMENDMENT TO JOINT VENTURE AGREEMENT (the "First Amendment") is made and entered into as of the 10th day of October, 1996, by and between WELLS REAL ESTATE FUND VIII, L.P. ("Fund VIII"), a Georgia limited partnership having Leo F. Wells, III and Wells Partners, L.P., a Georgia limited partnership, as general partners, and WELLS REAL ESTATE FUND IX, L.P. ("Fund IX"), a Georgia limited partnership also having Leo F. Wells, III and Wells Partners, L.P., a Georgia limited partnership, as general partners (each of the parties hereto is referred to herein as a "Venturer" and together as the "Venturers").

                             W I T N E S S E T H :

     WHEREAS, the Venturers have previously formed a joint venture (the "Joint Venture") pursuant to that certain Joint Venture Agreement of Fund VIII and Fund IX Associates dated June 10, 1996 (the "Joint Venture Agreement"); and

     WHEREAS, the Joint Venture was formed for the acquisition, ownership, development, leasing, operation, sale and management of certain "Properties" described on Exhibit "A" to the Joint Venture Agreement; and

     WHEREAS, the Joint Venture has previously acquired a property located in Dane County, Wisconsin, which is described on Exhibit "A" to the Joint Venture Agreement; and

     WHEREAS, the Venturers now desire to cause the Venture to acquire a second property located in Dallas County, Texas, which is more particularly described on Exhibit "A" to this First Amendment (the "New Property"), and the Venturers desire to amend the Joint Venture Agreement to contemplate the acquisition of the New Property by the Venture.

     NOW, THEREFORE, in consideration of the mutual covenants hereinafter set forth, the parties hereto agree, and the Joint Venture Agreement is hereby amended, as follows:

                                       I.

                           AMENDMENT TO SECTION 1.23

     Section 1.23 of the Joint Venture Agreement is hereby amended and restated in its entirety as follows:

          "1.23  "Property" means any particular tract of land (and all rights
                  --------
     and appurtenances incident thereto) acquired and owned by the Venture and all improvements located, constructed or developed thereon, as more particularly described on Exhibit "A" hereto, as may be amended from time to time, including that certain real property located in Dane County, Wisconsin, as more particularly described on Exhibit "A" to the Joint Venture Agreement, and that certain real property located in Dallas County, Texas, as more particularly described on Exhibit "A" to the First Amendment to Joint Venture Agreement."


                                      II.

                            AMENDMENT TO SECTION 3.1

     Section 3.1 of the Joint Venture Agreement is hereby amended and restated in its entirety as follows:

     "3.1 Capital Contributions.  The parties hereto hereby acknowledge, agree
          ---------------------
and confirm that, as of September 30, 1996, the amount of aggregate Capital Contribution made to the Venture by each of the Venturers and the Distribution Percentage Interest of each of the Venturers was as follows:


                                           Distribution
                               Capital      Percentage
Venturer                    Contributions    Interest
--------                    -------------  -------------

Fund VIII                   $1,487,444          49.6%
Fund IX                     $1,512,444          50.4%

     The Venturers shall make Capital Contributions to the Venture for the acquisition of the New Property in such relative amounts as are mutually agreed to by the Venturers, and shall from time to time make such additional Capital Contributions to the Venture in such amounts as are agreed to by the Venturers."


                                      III.

                            AMENDMENT TO EXHIBIT "A"

     The Exhibit "A" of the Joint Venture Agreement is hereby amended by adding Exhibit "A" hereto to, and making said Exhibit "A" hereto a part of, Exhibit "A" to the Joint Venture Agreement.


                                      IV.

                                RECERTIFICATION

     Except as specifically amended hereby, the Joint Venture Agreement shall continue and remain in full force and effect.

     IN WITNESS WHEREOF, the undersigned Venturers have executed this First Amendment to Joint Venture Agreement to Fund VIII and Fund IX Associates under seal as of the day and year first above written.

                              WELLS REAL ESTATE FUND VIII, L.P.
                              A Georgia Limited Partnership

                              By:   Wells Partners, L.P.
                                    A Georgia Limited Partnership
                                    (As General Partner)

                                    By:  Wells Capital, Inc.
                                         A Georgia Corporation
                                         (As General Partner)


Signed, sealed and delivered             By: /s/ Leo F. Wells, III
in the presence of:                         ----------------------------
                                              Leo F. Wells, III
                                              President
 /s/ Virginia Reinmiller
-------------------------------
Unofficial Witness                            [Corporate Seal]

 /s/ Martha Jean Cory
-------------------------------
Notary Public


Signed, sealed and delivered    By: /s/ Leo F. Wells, III
in the presence of:                ---------------------------------(SEAL)
                                    Leo F. Wells, III
                                    General Partner
 /s/ Virginia Reinmiller
-------------------------------
Unofficial Witness

 /s/ Martha Jean Cory
-------------------------------
Notary Public

                              WELLS REAL ESTATE FUND IX, L.P.
                              A Georgia Limited Partnership

                              By:   Wells Partners, L.P.
                                    A Georgia Limited Partnership
                                    (As General Partner)

                                    By:  Wells Capital, Inc.
                                         A Georgia Corporation
                                         (As General Partner)


Signed, sealed and delivered             By: /s/ Leo F. Wells, III
in the presence of:                         -----------------------------
                                              Leo F. Wells, III
                                              President
 /s/ Virginia Reinmiller
--------------------------------
Unofficial Witness                            [Corporate Seal]

 /s/ Martha Jean Cory
--------------------------------
Notary Public


Signed, sealed and delivered    By: /s/ Leo F. Wells, III
in the presence of:                -----------------------------------(SEAL)
                                    Leo F. Wells, III
                                    General Partner
 /s/ Virginia Reinmiller
--------------------------------
Unofficial Witness

 /s/ Martha Jean Cory
--------------------------------
Notary Public